EXHIBIT 10.2

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (the “Agreement”) is made as of this 12th day of January, 2007, by and among Kreido Biofuels, Inc. (f/k/a Gemwood Productions, Inc.), a Nevada corporation (the “Company”), Kreido Laboratories, a California corporation (“Kreido”) and the investor identified on the signature page to this Agreement (the “Investor”).

RECITALS:

WHEREAS, the Company and Kreido contemplate that they will enter into an Agreement and Plan of Merger and Reorganization, pursuant to which a wholly-owned subsidiary of the Company, will merge with and into Kreido, with Kreido being the surviving entity and a wholly-owned subsidiary of the Company (the “Merger”), upon the effective date of the Merger (the “Merger Effective Date”);

WHEREAS, as a condition to the consummation of the Merger, and to provide the capital required by Kreido for working capital purposes, the Company is offering, in compliance with Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and available prospectus exemptions in Canada to accredited investors in a private placement transaction (the “Offering”), 18,518,519 units of its securities (the “Units”) at a purchase price of $1.35 per Unit, each Unit consisting of one share of the Company’s common stock, par value $0.001 per share (“Common Stock”) and a warrant (the “Investor Warrants”) to purchase one share of Common Stock for five (5) years at the exercise price of $1.85 per share of Common Stock a form of Investor Warrant is attached hereto as Exhibit A;

WHEREAS, the Investor desires to subscribe for, purchase and acquire from the Company and the Company desires to sell and issue to the Investor the number of Units, set forth on the signature page of this Agreement (the “Investor’s Units”) upon the terms and conditions and subject to the provisions hereinafter set forth;

WHEREAS, in connection with the purchase of the Investor’s Units, the Company and the Investor will execute a Registration Rights Agreement dated as of the same date as this Agreement pursuant to which the Company will provide certain registration rights to the Investor (the “Registration Rights Agreement”); and

WHEREAS, the Company, Kreido and McGuireWoods LLP (the “Escrow Agent”) have entered into an Escrow Agreement (the “Escrow Agreement”) to provide for the safekeeping of funds received and documents executed in connection with the Offering.

NOW, THEREFORE, for and in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Purchase and Sale of the Units. Subject to the terms and conditions of this Agreement and the satisfaction of the Closing Conditions, the Investor subscribes for and agrees to purchase and acquire from the Company and the Company agrees to sell and issue to the Investor the Investor’s Units at the purchase price of $1.35 per Unit (the “Purchase Price”); provided, that the Company reserves the right, in its sole discretion and for any reason, to reject any Investor’s subscription in whole or in part, or to allot less than the number of Units subscribed for.

2.  The Closing. The Offering will terminate upon the receipt of acceptable subscriptions totaling $25,000,000; provided, that the initial closing of the Offering shall be concurrent with the close of the Merger (the “Closing Date”) at the offices of the Escrow Agent. On the Closing Date, the Escrow Agent shall deliver the funds and Transaction Documents (as defined herein) held in escrow as of the Closing Date pursuant to the terms of the Escrow Agreement. As soon as practicable after the Closing Date, the Company shall issue and deliver, or shall cause the issuance and delivery of, a stock certificate, registered in the name of the Investor and representing the shares of Common Stock underlying the Investor’s Units and a warrant certificate registered in the name of the Investor representing the Investor’s right to purchase the number of shares of Common Stock underlying the Investor’s Warrants purchased in the Offering.

3.  Closing Conditions.

a.      Conditions to Obligations of Investors. The respective obligations of the Investors hereunder in connection with the Closing are subject to the satisfaction or waiver of the following conditions: (i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein; and (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed.

b.      Conditions to Obligations of the Company. The obligations of the Company hereunder in connection with the Closing are subject to the satisfaction or waiver of the following conditions: (i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Investors contained herein; (ii) all obligations, covenants and agreements of the Investors required to be performed at or prior to the Closing Date shall have been performed; and (iii) the delivery by the Investors of the items set forth in Section 4 of this Agreement.

4.  Subscription Procedure. To complete a subscription for the Units, the Investor must fully comply with the subscription procedure provided in this Section on or before 5:00 p.m. Eastern time on the Closing Date.

a.  Transaction Documents. Before 5:00 p.m. Eastern time on the Closing Date, the Investor shall review, complete and execute this Agreement, the Investor Questionnaire attached hereto as Appendix A and the Registration Rights Agreement (collectively, the “Transaction Documents”) and deliver the Transaction Documents to the Escrow Agent at the address provided below. Executed agreements and questionnaires may be delivered to the Escrow Agent by facsimile using the facsimile number provided below if the Investor immediately thereafter confirms receipt of such transmission with the Escrow Agent and delivers the original copies of the agreements and questionnaire to the Escrow Agent as soon as practicable thereafter.

Escrow Agent - Mailing Address and Facsimile Number:

McGuireWoods LLP
50 North Laura Street, Suite 3300
Jacksonville, FL 32202-3661
Facsimile Number: (904) 798-3271
Attention: Jonathan Sacks
Telephone Number: (904) 798-2627

b.  Purchase Price. Simultaneously with the delivery of the Transaction Documents to the Escrow Agent as provided herein, and in any event on or prior to 5:00 p.m. Eastern time on the Closing Date, the Investor shall deliver to the Escrow Agent the full Purchase Price for the Investor’s Units by wire transfer of immediately available funds pursuant to wire transfer instructions provided below:

Escrow Agent - Wire Transfer Instructions:

BANK OF AMERICA - Jacksonville, FL
ABA: 026009593 (Domestic Wires)
Swift Code: BOFAUS3N (International Wires)
Credit: McGuireWoods LLP IOLTA Account
Account Number: 2101206537
Reference: Louis Zehil - Kreido Laboratories Escrow - 2049303-0001

McGuireWoods Accounting Contact: Julia Aaron (804) 775-1224
Bank Contact: Patrick Comia (888) 841-8159, Opt. 2, Ext. 2160

c.  Purchaser Representative. If the Investor has retained the services of a purchaser representative to assist in evaluating the merits and risks associated with investing in the Units, the Investor must deliver along with the Transaction Documents, a purchaser representative certificate in a form acceptable to the Company.

d.  Company Discretion. The Company may accept any subscription in whole or in part or reject any subscription in its sole discretion for any reason and may terminate this Offering at any time before accepting subscriptions. If the Investor’s subscription is rejected or if the conditions to closing this Offering, including the receipt and acceptance of subscriptions representing $25,000,000, are not satisfied or if this Offering is otherwise terminated or withdrawn, funds delivered by the Investor to the Escrow Agent will be returned to the Investor without interest or deduction.

5.  Representations and Warranties of the Company and Kreido. In order to induce the Investor to enter into this Agreement, the Company and, as applicable, Kreido represent and warrant to the Investor the following:

a.  Subsidiaries. The Company has no direct or indirect subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”) other than Kreido Acquisition Corp., and Gemwood Leasco, Inc. and those set forth in the Exchange Act Documents (as defined in Section 5(g)), or as are necessary or desirable to consummate the Merger and the transactions contemplated in the Merger Agreement. Except as disclosed in the Exchange Act Documents, the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. Kreido has no direct or indirect subsidiaries and all references to the term Subsidiary and Subsidiaries used herein specifically refers to Kreido Acquisition Corp., and Gemwood Leasco, Inc. and those set forth in the Exchange Act Documents, or as are necessary or desirable to consummate the Merger and the transactions contemplated in the Merger Agreement.

b.  Organization and Qualification. The Company and Kreido, and as applicable any Subsidiary, are each an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company and Kreido, nor any Subsidiary, is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and Kreido and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document or Investor Warrant, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, Kreido and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s or Kreido’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document or Investor Warrant (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

c.  Authorization; Enforcement. The Company and Kreido each has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and the Investor Warrants and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents and Investor Warrants by the Company and Kreido and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and Kreido and no further action is required by the Company and Kreido, and their respective boards of directors or its stockholders in connection therewith. Each Transaction Document and Investor Warrant has been (or upon delivery will have been) duly executed by the Company or Kreido, as applicable, and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company or Kreido enforceable against the Company or Kreido in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

d.  No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Units and the consummation by the Company or Kreido, as applicable, of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s and Kreido’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company or Kreido or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Kreido or Subsidiary debt or otherwise) or other understanding to which the Company or Kreido or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or Kreido or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or Kreido or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

e.  Approvals. The execution, delivery, and performance by the Company of this Agreement and the offer and sale of the Units require no consent of, action by or in respect of, or filing with, any person, governmental body, agency, or official other than those consents that have been obtained prior to the Closing and those filings required to be made pursuant to the Securities Act and any State Acts which the Company undertakes to file within the applicable time period or provincial filings required in connection with sales in Canada.

f.  Capitalization. Upon issuance in accordance with the terms of this Agreement against payment of the Purchase Price therefor, the shares of Common Stock underlying the Investor’s Units will be duly and validly issued, fully paid, and nonassessable and free and clear of all liens imposed by or through the Company, and, assuming the accuracy of the representations and warranties of the Investor and all other purchasers of Units in the Offering, will be issued in accordance with a valid exemption from the registration or qualification provisions of the Securities Act, and any applicable state securities laws (the “State Acts”), or will be issued in accordance with a valid prospectus exemption in Canada. The Company has not issued any capital stock since its most recently filed periodic report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, no person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Units. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

g.  Exchange Act Filing. During the 12 calendar months immediately preceding the date of this Agreement, all reports and statements, including all amendments, required to be filed by the Company with the Securities and Exchange Commission (the “Commission”) under the Exchange Act, have been timely filed. Such filings, together with all amendments and all documents incorporated by reference therein, are referred to as “Exchange Act Documents.” Each Exchange Act Document conformed in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder, and no Exchange Act Document, at the time each such document was filed, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

h.  Company Financial Statements. The audited financial statements, together with the related notes of the Company at September 30, 2005, included in the Company’s SB-2 for the fiscal year ended September 30, 2005 as filed with the Commission (the “Company Financial Statements”), fairly present in all material respects, on the basis stated therein and on the date thereof, the financial position of the Company at the respective dates therein specified and its results of operations and cash flows for the periods then ended. Such statements and related notes have been prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis except as expressly noted therein.

i.  Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the Exchange Act Documents, except as specifically disclosed in a subsequent Exchange Act Document filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made.

j.  No Disputes or Litigation Against the Company or Kreido. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company and Kreido, threatened against or affecting the Company and Kreido, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Units or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company and Kreido, nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company and Kreido, there is not pending or contemplated, any investigation by the Commission involving the Company and Kreido or any current or former director or officer of the Company and Kreido. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

k.  Labor Relations. No material labor dispute exists or, to the knowledge of the Company and Kreido, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s and Kreido’s or any Subsidiary’s employees is a member of a union that relates to such employee’s relationship with the Company, and neither the Company and Kreido or any Subsidiary is a party to a collective bargaining agreement, and the Company (and its Subsidiaries) and Kreido believe that their relationships with their employees are good. No executive officer, to the knowledge of the Company or Kreido, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company (or any of its Subsidiaries) and Kreido to any liability with respect to any of the foregoing matters. The Company (and its Subsidiaries) and Kreido are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

l.  Compliance. Neither the Company nor Kreido, nor any Subsidiary, (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company nor Kreido, or any Subsidiary under), nor has the Company nor Kreido, or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement, or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any Court, arbitrator, or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

m.  Regulatory Permits. The Company (and its Subsidiaries) and Kreido possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company and Kreido, nor any Subsidiary, has received any notice of proceedings relating to the revocation or modification of any Material Permit.

n.  Title to Assets. The Company and Kreido, and, as applicable, the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and Kreido and good and marketable title in all personal property owned by them that is material to the business of the Company and Kreido, in each case free and clear of all liens, except for liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and Kreido and liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and Kreido are held by them under valid, subsisting and enforceable leases with which the Company and Kreido are in compliance.

o.  Patents and Trademarks. The Company and Kreido, or any of their respective Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, and other similar rights that are necessary or material for use in connection with their respective businesses and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor Kreido, or any of their respective Subsidiaries, has received a written notice that the Intellectual Property Rights used by the Company or Kreido, or any of their respective Subsidiaries, violates or infringes upon the rights of any person. Except as set forth in the Exchange Act Documents, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another person of any of the Intellectual Property Rights, except where such infringement could not have or reasonably be expected to result in a Material Adverse Effect.

p.  Insurance. The Company and Kreido and, as applicable, the Subsidiaries, are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and Kreido and the Subsidiaries are engaged, including, but not limited to, directors’ and officers’ liability coverage. Neither the Company and Kreido, nor any Subsidiary, has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

q.  Transactions With Affiliates and Employees. Except as set forth in the Exchange Act Documents, the Confidential Private Placement Memorandum dated November 16, 2006, as revised on December 15, 2006 (the “Memorandum”) and those transactions contemplated by the Transaction Documents, none of the officers or directors of the Company or Kreido and, to the knowledge of the Company or Kreido, none of the employees of the Company or Kreido is presently a party to any transaction with the Company or any Subsidiary of Kreido (other than for services as employees, officers, and directors), including any contract, agreement, or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director, or such employee or, to the knowledge of the Company or Kreido, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, or partner.

r.  Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s certifying officers by others within those entities, particularly during the period in which the Company’s Form 10-KSB or 10-QSB, as the case may be, are being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the reporting period covered by the Company’s Form 10-KSB and each of the Company’s Forms 10-QSB filed with the Commission (each such date, the “Evaluation Date”) and presented in each such report their conclusions about the effectiveness of the Company’s disclosure controls and procedures based on their evaluations as of the applicable Evaluation Date. Since the Evaluation Date of the Company’s most recently filed Form 10-KSB or Form 10-QSB, there have been no significant changes in the Company’s disclosure controls and procedures, the Company’s internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) or 15d-15(f) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls over financial reporting.

s.  Solvency. Based on the financial condition of the Company as of the Closing Date (and assuming that the Closing shall have occurred), (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

t.  Certain Fees. Other than the cash commission payable on the closing, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank, or other person with respect to the transactions contemplated by this Agreement. The Investor shall have no obligation with respect to any claims (other than such fees or commissions owed by an Investor pursuant to written agreements executed by the Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

u.  Certain Registration Matters. Assuming the accuracy of the Investor’s representations and warranties set forth in this Agreement and the Transaction Documents and the representations and warranties made by all other purchasers of Units in the Offering, no registration under the Securities Act is required for the offer and sale of the Investor’s Units by the Company to the Investor hereunder.

v.  Listing and Maintenance Requirements. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the NASD Over the Counter Bulletin Board.

w.  Investment Company. Neither the Company nor Kreido are an “investment company” or an “affiliate” of an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

x.  No Additional Agreements. The Company and Kreido do not have any agreement or understanding with any other purchasers of the Units in the Offering with respect to the transactions contemplated by this Agreement on terms that differ substantially from those set forth in this Agreement.

y.  Disclosure. The Investor confirms that in making its decision to enter into this Agreement, the Investor has relied on the information contained in the Confidential Private Placement Memorandum dated November 16, 2006, as revised on December 15, 2006 and on the representations and warranties set forth in Section 5 of this Agreement, and not on any other materials that have been furnished by or on behalf of the Company and Kreido. The information contained in the Memorandum and the representations and warranties of the Company and Kreido in this Agreement are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company and Kreido confirm that neither they nor any person acting on their behalf has provided the Investor, or its agents or counsel, with any information that the Company or Kreido believes would constitute material, non-public information following the announcement of the Closing and the transactions contemplated thereby. The Company understands and confirms that the Investor will rely on the foregoing representations and covenants in effecting transactions in securities of the Company.

z.  Registration Rights. Other than each of the Investors, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

aa.  No Integrated Offering. Assuming the accuracy of the Investors’ representations and warranties set forth in Section 6, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Offering of the Units to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions of any trading market on which any of the securities of the Company are listed or designated.

bb.  No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Units by any form of general solicitation or general advertising. The Company has offered the Units for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

cc.  Acknowledgment Regarding Investors’ Purchase of Securities. The Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Investor or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Investors’ purchase of the Units. The Company further represents to each Investor that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and Kreido and their representatives.

dd.  Acknowledgement Regarding Investors’ Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding, it is understood and acknowledged by the Company (i) that none of the Investors have been asked to agree, nor has any Investor agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Units for any specified term; (ii) that past or future open market or other transactions by any Investor, including short sales, and specifically including, without limitation, short sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) that any Investor, and counter-parties in “derivative” transactions to which any such Investor is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) that each Investor shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (a) one or more Investors may engage in hedging activities at various times during the period that the Units are outstanding, including, without limitation, during the periods that the value of the shares underlying the Warrants deliverable with respect to Units are being determined and (b) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted.  The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents and Investor Warrants.

6.  Representations and Warranties of the Investor. In order to induce the Company to enter into this Agreement, the Investor represents and warrants to the Company and Kreido the following:

a.  Authority. If a corporation, partnership, limited partnership, limited liability company, or other form of entity, the Investor is duly organized or formed, as the case may be, validly existing, and in good standing under the laws of its jurisdiction of organization or formation, as the case may be. The Investor has all requisite individual or entity right, power, and authority to execute, deliver, and perform this Agreement.

b.  Enforceability. The execution, delivery, and performance of this Agreement by the Investor have been duly authorized by all requisite partnership, corporate or other entity action, as the case may be. This Agreement has been duly executed and delivered by the Investor, and, upon its execution by the Company, shall constitute the legal, valid, and binding obligation of the Investor, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity.

c.  No Violations. The execution, delivery, and performance of this Agreement by the Investor do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Investor pursuant to, any material instrument or agreement to which the Investor is a party or by which the Investor or its properties may be bound or affected, and, do not or will not violate or conflict with any provision of the articles of incorporation or bylaws, partnership agreement, operating agreement, trust agreement, or similar organizational or governing document of the Investor, as applicable.

d.  Knowledge of Investment and its Risks. The Investor has knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Investor’s investment in the Units. The Investor understands that an investment in the Company represents a high degree of risk and there is no assurance that the Company’s business or operations will be successful. The Investor has considered carefully the risks attendant to an investment in the Company, and that, as a consequence of such risks, the Investor could lose Investor’s entire investment in the Company.

e.  Investment Intent. The Investor hereby represents and warrants that (i) the Investor’s Units are being acquired for investment for the Investor’s own account, and not as a nominee or agent and not with a view to the resale or distribution of all or any part of the Investor’s Units, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing any of the Investor’s Units within the meaning of the Securities Act, (ii) the Investor’s Units are being acquired in the ordinary course of the Investor’s business, and (iii) the Investor does not have any contracts, understandings, agreements, or arrangements, directly or indirectly, with any person and/or entity to distribute, sell, transfer, or grant participations to such person and/or entity with respect to, any of the Investor’s Units. The Investor is not purchasing the Investor’s Units as a result of any advertisement, article, notice or other communication regarding the Investor’s Units published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

f.  Investor Status. The Investor is an “accredited investor” as that term is defined by Rule 501 of Regulation D promulgated under the Securities Act and the information provided by the Investor in the Investor Questionnaire, attached hereto as Appendix A, is truthful, accurate, and complete. The Investor is not registered as a broker-dealer under Section 15 of the Exchange Act or an affiliate of such broker-dealer, except as otherwise provided in the Investor Questionnaire.

g.  Disclosure. The Investor has reviewed the information provided to the Investor by the Company in connection with the Investor’s decision to purchase the Investor’s Units, including but not limited to, the Company’s publicly available filings with the Commission and the information contained therein. The Company has provided the Investor with all the information that the Investor has requested in connection with the decision to purchase the Investor’s Units. The Investor further represents that the Investor has had an opportunity to ask questions and receive answers from the Company regarding the business, properties, prospects, and financial condition of the Company. All such questions have been answered to the full satisfaction of the Investor. Neither such inquiries nor any other investigation conducted by or on behalf of the Investor or its representatives or counsel shall modify, amend, or affect the Investor’s right to rely on the truth, accuracy, and completeness of the disclosure materials and the Company’s representations and warranties contained herein.

h.  No Registration. The Investor understands that Investor may be required to bear the economic risk of Investor’s investment in the Company for an indefinite period of time. The Investor further understands that (i) neither the offering nor the sale of the Investor’s Units has been registered under the Securities Act or any applicable State Acts in reliance upon exemptions from the registration requirements of such laws, (ii) the Investor’s Units must be held by the Investor indefinitely unless the sale or transfer thereof is subsequently registered under the Securities Act and any applicable State Acts, or an exemption from such registration requirements is available, (iii) except as set forth in the Registration Rights Agreement, dated as of the date hereof, between the Company and the Investor, the Company is under no obligation to register any of the shares of Common Stock underlying the Investor’s Units on the Investor’s behalf or to assist the Investor in complying with any exemption from registration, and (iv) the Company will rely upon the representations and warranties made by the Investor in this Agreement and the Transaction Documents in order to establish such exemptions from the registration requirements of the Securities Act and any applicable State Acts.

i.  Transfer Restrictions. The Investor will not transfer any of the Investor’s Units or the shares of Common Stock underlying the Investor’s Units or the Investor Warrants unless such transfer is registered or exempt from registration under the Securities Act and such State Acts, and, if requested by the Company in the case of an exempt transaction, the Investor has furnished an opinion of counsel reasonably satisfactory to the Company that such transfer is so exempt. The Investor understands and agrees that (i) the certificates evidencing the shares of Common Stock underlying the Investor’s Units and the Investor’s Warrants will bear appropriate legends indicating such transfer restrictions placed upon the Units and shares of Common Stock and Investor Warrants, (ii) the Company shall have no obligation to honor transfers of any of the Investor’s Units, Investor Warrants or shares of Common Stock underlying the Investor’s Units or Investor Warrants in violation of such transfer restrictions, and (iii) the Company shall be entitled to instruct any transfer agent or agents for the securities of the Company to refuse to honor such transfers.

j.  No Solicitation. The Investor (i) did not receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available, with respect to the Units or (ii) was not solicited by any person, other than by representatives of the Company, with respect to a purchase of the Units.

k.  Principal Address. The Investor’s principal residence, if an individual, or principal executive office, if an entity, is set forth on the signature page of this Subscription Agreement.

l.  Reliance by the Company. The Investor acknowledges and consents to the Company’s reliance on the Investor’s representations and warranties made above for purposes of complying with all applicable securities laws and any applicable exemptions from registration requirements thereunder and otherwise.

7.  Transfer Restrictions.

a.  The Common Stock and Common Stock issuable upon exercise of the Investor Warrants (the “Warrant Shares”) (the Common Stock, Investor Warrants and Warrant Shares are collectively referred to as the “Securities”) may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of an Investor under this Agreement and the Registration Rights Agreement.

b.  The Investors agree to the imprinting, so long as is required by this Section 7, of a legend on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

c.  Certificates evidencing the Common Stock and Warrant Shares shall not contain any legend (including the legend set forth in Section 7(b)), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Common Stock or Warrant Shares pursuant to Rule 144, or (iii) if such Common Stock or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the effective date of the Registration Statement (the “Effective Date”) if required by the Company’s transfer agent to effect the removal of the legend hereunder. If all or any portion of an Investor Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, such shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 7(c), it will, five Trading Days following the delivery by an Investor to the Company or the Company’s transfer agent of a certificate representing Common Stock or Warrant Shares, as the case may be, issued with a restrictive legend (such fifth Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Investor a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section 7. Certificates for Securities and subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Investors by crediting the account of the Investor’s prime broker with the Depository Trust Company System.

d.  In addition to such Investor’s other available remedies, the Company shall pay to an Investor, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Common Stock or Warrant Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Company’s transfer agent) delivered for removal of the restrictive legend and subject to Section 7(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit such Investor’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. For purposes of this Section 7(d) “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (i) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time); (ii)  if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (iii) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (iv) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Investor and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

e.  Each Investor, severally and not jointly with the other Investors, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 7 is predicated upon the Company’s reliance that the Investor will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

8.  Independent Nature of Investor’s Obligations and Rights. The obligations of the Investor under this Agreement and the Transaction Documents are several and not joint with the obligations of any other purchaser of Units in the Offering, and the Investor shall not be responsible in any way for the performance of the obligations of any other purchaser of Units in the Offering under any Transaction Document. The decision of the Investor to purchase the Investor’s Units pursuant to the Transaction Documents has been made by the Investor independently of any other purchaser of Units in the Offering. Nothing contained herein or in any Transaction Document or Investor Warrant, and no action taken by any purchaser of Units pursuant thereto, shall be deemed to constitute such purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the purchasers of Units are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Investor acknowledges that no other purchaser of Units has acted as agent for the Investor in connection with making its investment hereunder and that no other purchaser of Units will be acting as agent of the Investor in connection with monitoring its investment in the Units or enforcing its rights under the Transaction Documents and Investor Warrants. The Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents or Investor Warrants, and it shall not be necessary for any other purchaser of Units to be joined as an additional party in any proceeding for such purpose.

9.  Prospectus Delivery Requirement. The Investor hereby covenants with the Company not to make any sale of the Investor’s Units without complying with the provisions hereof and of the Registration Rights Agreement, and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (unless the Investor is selling in a transaction not subject to the prospectus delivery requirement).

10.  Shareholder Approval. The Company represents and warrants to the Investor that a vote of the stockholders of the Company will not be required to approve the issuance of the Investor’s Units.

11.  Indemnification of Investor. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold the Investor and its directors, officers, shareholders, members, managers, partners, employees and agents (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs, and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach, or inaccuracy of any representation, warranty, covenant, or agreement made by the Company in any Transaction Document. In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation, and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

12.  Contribution. If the indemnification under Section 11 is unavailable to an indemnified party or insufficient to hold an indemnified party harmless for any Losses, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Action to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

13.  Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

14.  Participation in Future Financing.

a.      From the date hereof until the date that is the second anniversary of the Effective Date, upon any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents for cash consideration (a “Subsequent Financing”), each Investor shall have the right to participate in an amount up to the amount of the Subsequent Financing (the “Participation Maximum”) on the same terms, conditions and price provided for in the Subsequent Financing.

b.      At least 15 Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing (“Pre-Notice”), which Pre-Notice shall ask such Investor if it wants to review the details of such financing (such additional notice, a “Subsequent Financing Notice”).  Upon the request of an Investor, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall as soon as practicable, but no later than 2 Trading Days after such request, deliver a Subsequent Financing Notice to such Investor.  The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the person or persons through or with whom such Subsequent Financing is proposed to be effected, and attached to which shall be a term sheet or similar document relating thereto.

c.      Any Investor desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:30 p.m. Eastern time on the fifth Trading Day after all of the Investors have received the Pre-Notice that the Investor is willing to participate in the Subsequent Financing, the amount of the Investor’s participation, and that the Investor has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. If the Company receives no notice from an Investor as of such fifth Trading Day, such Investor shall be deemed to have notified the Company that it does not elect to participate.

d.      If by 5:30 p.m. Eastern time on the fifth Trading Day after all of the Investors have received the Pre-Notice, notifications by the Investors of their willingness to participate in the Subsequent Financing (or to cause their designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and with the persons set forth in the Subsequent Financing Notice.

e.      If by 5:30 p.m. Eastern time on the fifth Trading Day after all of the Investors have received the Pre-Notice, the Company receives responses to a Subsequent Financing Notice from Investors seeking to purchase more than the aggregate amount of the Participation Maximum, each such Investor shall have the right to purchase the greater of (a) their Pro Rata Portion (as defined below) of the Participation Maximum and (b) the difference between the Participation Maximum and the aggregate amount of participation by all other Investors.  “Pro Rata Portion” is the ratio of (x) the amount of Units subscribed for in this Agreement and purchased on the Closing Date by an Investor participating under this Section 14 and (y) the sum of the aggregate amount of Units subscribed for and purchase under this Agreement on the Closing Date by all Purchasers participating under this Section 14.

f.       The Company must provide the Investors with a second Subsequent Financing Notice, and the Investors will again have the right of participation set forth above in this Section 14, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within 60 Trading Days after the date of the initial Subsequent Financing Notice.

g.     Notwithstanding the foregoing, this Section 14 shall not apply in respect of (i) an Exempt Issuance or (ii) an underwritten public offering of Common Stock. “Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

15.  Non-Public Information. Subsequent to the Closing, the Company covenants and agrees that neither it nor any other person acting on its behalf will provide Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Investor shall have executed a written agreement regarding the confidentiality and use of such information.

16.  Further Assurances. The parties hereto will, upon reasonable request, execute and deliver all such further assignments, endorsements, and other documents as may be necessary in order to perfect the purchase by the Investor of the Investor’s Units. In addition, the Company agrees that it will do all such acts necessary to ensure that Canadian residents holding shares will be able to trade such securities without resale restrictions under Canadian securities legislation within four months from the Merger Effective Date, including, if necessary, all acts in order for the Company to become a reporting issuer in a Canadian province or territory, which may include the filing and receipting of a prospectus by Canadian securities regulatory authorities.

17.  Entire Agreement; No Oral Modification. This Agreement and the other Transaction Documents and Investor Warrants contain the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings with respect thereto and this Agreement may not be amended or modified except in a writing signed by both of the parties hereto.

18.  Amendments and Waivers. The provisions of this Agreement may be amended on or before the Closing Date, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and the majority of Investors, unless such provision is specific to an Investor. The Investors acknowledge that by the operation of this Section 18, the majority of Investors may have the right and power to diminish or eliminate all rights of the Purchasers under this Agreement.

19.  Binding Effect; Benefits. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns; however, nothing in this Agreement, expressed or implied, is intended to confer on any other person other than the parties hereto, or their respective heirs, successors, or assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

20.  Counterparts. This Agreement may be executed in any number of counterparts, for each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

21.  Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the United States of America and the State of New York, both substantive and remedial, without regard to New York conflicts of law principles. Any judicial proceeding brought against either of the parties to this agreement or any dispute arising out of this Agreement or any matter related hereto shall be brought in the courts of the State of New York, New York County, or in the United States District Court for the Southern District of New York and, by its execution and delivery of this agreement, each party to this Agreement accepts the jurisdiction of such courts.

22.  Prevailing Parties. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party shall be entitled to receive and the nonprevailing party shall pay upon demand reasonable attorneys’ fees in addition to any other remedy.

23.  Notices. All communication hereunder shall be in writing and shall be mailed, delivered, telegraphed or sent by facsimile or electronic mail, and such delivery shall be confirmed to the addresses as provided below:

if to the Investor:

to the address set forth on the signature page of this Agreement if to the Company before the Closing Date:

Kreido Biofuels, Inc.
88 West 44th Avenue
Vancouver, British Columbia, V5Y 2V1 Canada
Attn: Stephen B. Jackson, President

with copy to:

Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, New York 10022
Attention: Kenneth S. Goodwin, Esq.
Facsimile: (212) 400-6901

if to Kreido or to the Company after the Closing Date, to:

Kreido Laboratories
1140 Avenida Acaso
Camarillo, California 93012
Attention: Dr. Joel Balbien, Chief Executive Officer
Facsimile: (805) 384-0989

with a copy to:

McGuireWoods LLP
1345 Avenue of the Americas, 7th Floor
New York, New York 10105
Attention: Louis W. Zehil
Facsimile: (212) 548-2175

24.  Headings. The section headings herein are included for convenience only and are not to be deemed a part of this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement as of the date first written above.

KREIDO BIOFUELS, INC.

By:
Name: Stephen B. Jackson
Its: President

[SIGNATURE PAGES OF KREIDO AND INVESTOR FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement as of the date first written above.

KREIDO LABORATORIES

By:
Name: Dr. Joel Balbien
Its: Chief Executive Officer

[SIGNATURE PAGE OF INVESTOR FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement as of the date first written above.

INVESTOR (individual)	INVESTOR (entity)

______________________________________	____________________________________
Signature	Name of Entity

______________________________________	____________________________________
Print Name	Signature

Address of Principal Residence:
_____________________________________	Print Name: __________________________
_____________________________________
_____________________________________	Title: ________________________________

Social Security Number:	Address of Executive Offices:
_____________________________________
_____________________________________
Telephone Number:	_____________________________________
_____________________________________	_____________________________________

Facsimile Number:	IRS Tax Identification Number:
_____________________________________	__________________________________

Telephone Number:
__________________________________

Facsimile Number:
____________________________________

_________________	X	$1.35	=	$___________________
Number of Units		Price per Unit		Purchase Price

EXHIBIT A

Form of Warrant

(See Attached)

APPENDIX A

Investor Questionnaire

(See Attached)